    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2001



                                                      REGISTRATION NO. 333-36972

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 PRE-EFFECTIVE


                                AMENDMENT NO. 1


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              IRELAND                                2834                            NOT APPLICABLE
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)                    NUMBER)

                             WARNER CHILCOTT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                               2834                              22-3426958
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)                    NUMBER)

         ROCKAWAY 80 CORPORATE CENTER, 100 ENTERPRISE DRIVE, SUITE 280
                           ROCKAWAY, NEW JERSEY 07866
                                 (973) 442-3200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------


                             C/O PAUL S. HERENDEEN


         EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND DIRECTOR

         ROCKAWAY 80 CORPORATE CENTER, 100 ENTERPRISE DRIVE, SUITE 280
                           ROCKAWAY, NEW JERSEY 07866
                                 (973) 442-3200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                                ANDREW E. NAGEL
                                KIRKLAND & ELLIS
                              153 EAST 53RD STREET
                         NEW YORK, NEW YORK 10022-4675
                           TELEPHONE: (212) 446-4800
                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]


                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON ANY DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON THE DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Warner Chilcott, Inc. is a corporation organized under the laws of the State of Delaware. Article Ten of Warner Chilcott, Inc.'s Certificate of Incorporation provides as follows:

          The Corporation may indemnify, to the full extent permitted by the General Corporation Law of the State of Delaware and as provided in the By-Laws of the Corporation, any and all persons whom it shall have the power to indemnify from and against any and all expenses, liabilities or other matters.

          Article Eleven of Warner Chilcott, Inc.'s Certificate of Incorporation provides further that:

          No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article Eleven shall not eliminate or limit the liability of a director (I) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the General Corporation Law of the State of Delaware, or
     (iv) for any transaction from which such director derives an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the full extent permitted by the General Corporation Law of the State of Delaware, as so amended. No amendment to or repeal of this Article Eleven shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring at the time of or prior to such amendment or repeal. Any repeal or modification of this Article Eleven shall not adversely affect any right or protection of a director of the Corporation existing under this Certificate of Incorporation.

          Warner Chilcott Public Limited Company is a corporation organized under the laws of the Republic of Ireland. Article 133 of Warner Chilcott Public Limited Company's Articles of Association provides that:

          Subject to the provisions of and so far as may be admitted by the Companies Acts, 1963 to 1990, every Director, Managing Director, Auditor, Secretary or other officer of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including (without prejudice to the generality of the foregoing) any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted to be done or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

          Article 134 of Warner Chilcott Public Limited Company's Articles of Association provides further that:

          To the extent permitted by law the Directors may arrange insurance cover at the cost of the Company in respect of any liability, loss or expenditure incurred by any Director, officer or the Auditors in relation to anything done or alleged to have been done or omitted to be done by him or them as Director, officer or Auditors. Subject to the provisions of the Companies Acts, 1963 to 1990, the Directors shall have the power to purchase and maintain insurance for or for the benefit of any persons who are or were at any time Directors, officers, employees or auditors of the Company or of any Holding Company of the Company or of any subsidiary undertaking of the Company or of such Holding Company, or who are or were at any time trustees of any pension or retirement benefit scheme for the benefit of any employees or ex employees of the Company or of any subsidiary undertaking, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in connection with their duties, powers or offices in relation to any such Holding Company or subsidiary undertaking or pension or retirement benefit scheme.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits.

     See Exhibit Index.

     (b) Financial Statement Schedule.

     All other schedules have been omitted because they are not applicable or because the required information is shown in the financial statements or notes thereto.

ITEM 22.  UNDERTAKINGS

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

             (A) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (B) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information in the registration statement;

             (C) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof;

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under
Item 20 or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

          (4) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

          (5) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   * * * * *

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockaway, State of New Jersey on January 19, 2001.


                                          Warner Chilcott Public Limited Company


                                          By: /s/   PAUL S. HERENDEEN

                                            ------------------------------------

                                              Name: Paul S. Herendeen


                                              Title: Executive Vice President,
                                                     Chief Financial Officer and
                                                     Director (principal
                                                     financial officer and
                                                     accounting officer)



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on January 19, 2001.



                       SIGNATURE                                             CAPACITY
                       ---------                                             --------

               /s/ ROGER M. BOISSONEAULT                    President, Chief Operating Officer and
--------------------------------------------------------      Director
                 Roger M. Boissoneault

                 /s/ PAUL S. HERENDEEN                      Executive Vice President, Chief Financial
--------------------------------------------------------      Officer and Director (principal
                   Paul S. Herendeen                          financial officer and accounting
                                                              officer)

                     /s/ JOHN KING                          Director
--------------------------------------------------------
                       John King

                  /s/ GEOFFREY ELLIOT                       Director
--------------------------------------------------------
                    Geoffrey Elliot

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockaway, State of New Jersey on January 19, 2001.


                                          Warner Chilcott, Inc.


                                          By: /s/   PAUL S. HERENDEEN

                                            ------------------------------------

                                              Name: Paul S. Herendeen


                                              Title:  Executive Vice President,
                                                      Chief Financial Officer
                                                      and Director (principal
                                                      financial officer and
                                                      accounting officer)



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on January 19, 2001.



                       SIGNATURE                                             CAPACITY
                       ---------                                             --------

               /s/ ROGER M. BOISSONNEAULT                   President, Chief Operating Officer and
--------------------------------------------------------      Director
                 Roger M. Boissonneault

                 /s/ PAUL S. HERENDEEN                      Executive Vice President, Chief Financial
--------------------------------------------------------      Officer and Director (principal
                   Paul S. Herendeen                          financial officer and accounting
                                                              officer)

                     /s/ JOHN KING                          Director
--------------------------------------------------------
                       John King

                  /s/ GEOFFREY ELLIOT                       Director
--------------------------------------------------------
                    Geoffrey Elliot

                                 EXHIBIT INDEX


 1.1 Purchase Agreement, dated as of February 15,2000, by and among Warner Chilcott, Inc., Warner Chilcott plc and Credit
         Suisse First Boston (incorporated by reference to Exhibit
         10.49 to Annual Report on Form 10-K for the year ended
         December 31, 1999 (File No. 005-52501)).

 2.1 Asset Purchase Agreement, dated as of February 13, 1996, by and between Warner Chilcott, Inc. and Warner-Lambert Company
         (incorporated by reference to Exhibit 2.1 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
 3.1 Memorandum and Articles of Association, as amended, of Warner Chilcott Public Limited Company (incorporated by reference to Exhibit 3.1 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
 3.2***  Certificate of Incorporation of Warner Chilcott, Inc.
 3.3***  By-Laws of Warner Chilcott, Inc.
 4.1     Deposit Agreement, dated as of June 16, 1997, among the
         Company, The Bank of New York, and Owners from time to time of the Company's ADSs (incorporated by reference to Exhibit
         4.1 to Registration Statement on Form F-1, as amended, (File
         No. 333-7240)).
 4.2 Form of Ordinary Share Certificate (incorporated by reference to Exhibit 4.2 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
 4.3     Form of ADR Certificate (included within Exhibit 4.1)
 4.4 Form of Senior Subordinated Discount Note (incorporated by reference to Exhibit 4.4 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
 4.5     Form of Convertible Senior Subordinated Discount Note
         (incorporated by reference to Exhibit 4.5 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
 4.6     Form of Warrant for converting holders of Rule 144 ADSs
         (incorporated by reference to Exhibit 4.6 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
 4.7     Indenture dated as of February 15, 2000 by and among Warner
         Chilcott, Inc., Warner Chilcott plc and the Bank of New York
         (incorporated by reference to Exhibit 10.48 to Annual Report on Form 10-K for the year ended December 31, 1999 (File No.
         005-52501)).
 5.1***  Opinion of Kirkland & Ellis
 8.1*** Opinion of Kirkland & Ellis with respect to federal tax consequences
10.1 Incentive Share Option Scheme of the Company, originally adopted on April 3, 1997, amended on June 3, 1999
         (incorporated by reference to Exhibit 10.2 to Quarterly
         Report on Form 10-Q for the quarter ended June 30, 1999
         (File No. 005-52501)).
10.2 Agreement between Elan Corporation, plc and the Company dated June 24, 1999 (incorporated by reference to Exhibit
         10.3 to Quarterly Report on Form 10-Q for the quarter ended
         June 30, 1999 (File No. 005-52501)).
10.3     Asset Purchase Agreement between Warner Chilcott, Inc. and
         Medicis Pharmaceutical Corp. dated September 14, 1999
         (incorporated by reference to Exhibit 10.1 to Quarterly
         Report on Form 10-Q for the quarter ended September 30, 1999
         (File No. 005-52501)).
10.4**   Asset Purchase Agreement between Warner Chilcott, Inc. and
         Bristol-Myers Squibb dated January 26, 2000 (confidential material has been omitted from this exhibit and filed separately with the SEC pursuant to a request for confidential treatment).
10.5**   Estrace Transitional Support and Supply Agreement between
         Westwood-Squibb Pharmaceuticals, Inc. and Warner Chilcott,
         Inc. dated January 26, 2000.

10.6     Administrative Support Agreement, dated as of October 17,
         1994, by and between the Company and Elan (incorporated by reference to Exhibit 10.5 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
10.7**   Ovcon Transitional Support and Supply Agreement between
         Bristol-Squibb Pharmaceuticals, Inc. and Warner Chilcott,
         Inc. dated January 26, 2000.
10.8 Gemfibrozil Supply Agreement, dated as of March 28, 1996, between Warner Chilcott, Inc. and Warner-Lambert
         (incorporated by reference to Exhibit 10.9 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
10.9 Desmopressin Agreement, dated as of March 28, 1996, by and between the Company and Warner-Lambert (incorporated by reference to Exhibit 10.10 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
10.10 Choledyl SA Supply Agreement, dated as of June 26, 1997, by and between Warner Chilcott (Bermuda) Limited and
         Warner-Lambert (incorporated by reference to Exhibit 10.11 to Registration Statement on Form F-1, as amended, (File No.
         333-7240)).
10.11    Doryx and Eryc Packaging Agreement, dated as of June 26,
         1997, by and between Warner Chilcott (Bermuda) Limited and
         Warner-Lambert (incorporated by reference to Exhibit 10.12 to Registration Statement on Form F-1, as amended, (File No.
         333-7240)).
10.12 Employment Agreement between the Company and Diane Cady, dated June 15, 1999 (incorporated by reference to Exhibit
         10.2 to Annual Report on Form 10-K for the year ended
         December 31, 1999 (File No. 005-52501).
10.13 Shareholders Agreement, dated as of October 17, 1994, by and between the Company and Elan (incorporated by reference to Exhibit 10.14 to Registration Statement on Form F-1, as amended, (File No. 333-7240)).
10.14 Shareholders Agreement, dated as of August 13, 1997, between the Company and Barr Laboratories, Inc. (incorporated by reference to Exhibit 10.14 to Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 005-52501)).
10.15 Manufacturing Agreement, dated as of December 30, 1994, by and between the Company and Mova Pharmaceutical Corporation
         (incorporated by reference to Exhibit 10.16 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
10.16 Development Agreement, dated as of January 19, 1995, by and between the Company and Mova (incorporated by reference to Exhibit 10.17 to Registration Statement on Form F-1, as amended, (File No. 333-7240)).
10.17 LoCholest Supply Agreement, dated as of September 13, 1996, by and between the Company and Eon Labs Manufacturing Inc.
         (incorporated by reference to Exhibit 10.19 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
10.18 Supply and Rebate Agreement, dated as of May 17, 1996, by and between the Company and Cardinal Distribution
         (incorporated by reference to Exhibit 10.21 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
10.19 Supply and Rebate Agreement, dated as of March 28, 1997, by and between the Company and McKesson Drug Company
         (incorporated by reference to Exhibit 10.22 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
10.20    License and Distribution Agreement, dated as of December 31,
         1997, by and between the Company and FH Faulding & Co. Ltd.
         (incorporated by reference to Exhibit 10.20 to Annual Report on Form 10-K for the year ended December 31, 1998 (File No.
         005-52501)).
10.21    Private Placement Memorandum dated as of March 13, 1996
         (incorporated by reference to Exhibit 10.24 to Registration
         Statement on Form F-1 , as amended,(File No. 333-7240)).

10.22 Purchase Agreement, dated as of April 25, 1996, by and among the Company, Warner Chilcott, Inc. and the purchasers named therein (incorporated by reference to Exhibit 10.25 to Registration Statement on Form F-1, as amended, (File No.
         333-7240)).
10.23 Registration Rights Agreement, dated as of October 17, 1994, by and among the Company and the purchasers named therein, together with all amendments thereto (incorporated by reference to Exhibit 10.26 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
10.24 Registration Rights Agreement, dated as of April 25, 1996, by and among the Company and the purchasers named therein, together with all amendments thereto (incorporated by reference to Exhibit 10.27 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
10.25    Indenture, dated as of April 15, 1996, by and between Warner
         Chilcott, Inc. and Fleet National Bank of Connecticut, as
         Trustee (incorporated by reference to Exhibit 10.28 to Registration Statement on Form F-1, as amended, (File No.
         333-7240)).
10.26 Warrant Agreement, dated as of October 17, 1994, by and between the Company and Elan (incorporated by reference to Exhibit 10.29 to Registration Statement on Form F-1, as amended, (File No. 333-7240)).
10.27 Warrant Agreement, dated as of March 26, 1996, by and between the Company and Warner-Lambert (incorporated by reference to Exhibit 10.30 to Registration Statement on Form
         F-1, as amended, (File No. 333-7240)).
10.28    Employment Agreement between the Company and Norma A.
         Enders, dated August 20, 1999 (incorporated by reference to
         Exhibit 10.28 to Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 005-52501)).
10.29 Purchase Agreement, dated as of June 26, 1997, by and between Warner Chilcott (Bermuda) Limited and Warner-Lambert
         (incorporated by reference to Exhibit 10.42 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
10.30    Stock and Warrant Purchase Agreement, dated as of July 8,
         1997, by and between Barr Laboratories, Inc. and the Company
         (incorporated by reference to Exhibit 10.44 to Registration
         Statement on Form F-1, as amended, (File No. 333-7240)).
10.31 Exchange Agreement, dated as of June 15, 1997, by and among the Company and the exchanger parties thereto (incorporated by reference to Exhibit 10.45 to Registration Statement on Form F-1, as amended, (File No. 333-7240)).
10.32    Employment Agreement between the Company and James G.
         Andress, dated August 1, 1999 (incorporated by reference to
         Exhibit 10.32 to Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 005-52501)).
10.33    Employment Agreement between the Company and Roger M.
         Boissonneault, dated August 1, 1999 (incorporated by reference to Exhibit 10.33 to Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 005-52501)).
10.34    Employment Agreement between the Company and Paul S.
         Herendeen, dated August 1, 1999 (incorporated by reference to Exhibit 10.34 to Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 005-52501)).
10.35 Employment Agreement between the Company and Beth P. Hecht, dated December 1, 1998 (incorporated by reference to Exhibit
         10.35 to Annual Report on Form 10-K for the year ended
         December 31, 1998 (File No. 005-52501)).
10.36    Warrant Certificate Agreement between the Company and James
         G. Andress, dated October 31, 1996 (incorporated by reference to Exhibit 10.4 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 005-52501)).
10.37    Warrant Certificate Agreement between the Company and James
         G. Andress, dated October 31, 1996 (incorporated by reference to Exhibit 10.5 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 005-52501)).

10.38    Warrant Certificate Agreement between the Company and Roger
         M. Boissonneault, dated October 31, 1996 (incorporated by reference to Exhibit 10.6 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 005-52501)).
10.39    Warrant Certificate Agreement between the Company and Paul
         S. Herendeen, dated February 3, 1998 (incorporated by reference to Exhibit 10.8 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 005-52501)).
10.40    Revolving Credit and Security Agreement, dated March 30,
         1998, among Warner Chilcott, Inc., PNC Bank National
         Association and the Lenders thereto (incorporated by reference to Exhibit 10.9 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 005-52501)).
10.41 Financial Support Undertaking, dated March 30, 1998, made by the Company and Warner Chilcott (Bermuda) Limited in favor of PNC Bank National Association (incorporated by reference to Exhibit 10.10 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 005-52501)).
10.42 Continuing Limited Non-Recourse and Collateralized Guaranty, dated March 30, 1998, made by Warner Chilcott (Bermuda)
         Limited in favor of PNC Bank National Association
         (incorporated by reference to Exhibit 10.11 to Quarterly
         Report on Form 10-Q for the quarter ended June 30, 1998
         (File No. 005-52501)).
10.43    Trademark Collateral Assignment and Security Agreement, from
         WCI to PNC Bank National Association dated March 30, 1998
         (incorporated by reference to Exhibit 10.12 to Quarterly
         Report on Form 10-Q for the quarter ended June 30, 1998
         (File No. 005-52501)).
10.44    Trademark Collateral Assignment and Security Agreement from
         Warner Chilcott (Bermuda) Limited to PNC Bank National
         Association dated March 30, 1998 (incorporated by reference to Exhibit 10.13 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 005-52501)).
10.45    Promotion Agreement between Schering Corporation and the
         Company dated July 16, 1998 (incorporated by reference to
         Exhibit 10.1 to Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (File No. 005-52501)).
10.46    First Amendment to Promotion Agreement with Schering
         Corporation dated September 3, 1998 (incorporated by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (File No.
         005-52501)).
10.47    Second Amendment to Promotion Agreement with Schering
         Corporation dated May 10, 1999 (incorporated by reference to
         Exhibit 10.1 to Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (File No. 005-52501)).
10.48    Registration Rights Agreement dated February 15, 2000, among
         Warner Chilcott, Inc., Credit Suisse First Boston
         Corporation, CIBC World Market Corp. and SG Cowen Securities
         Corporation (incorporated by reference to Exhibit 10.50 to Annual Report on Form 10-K for the year ended December 31,
         1999 (File No. 005-52501)).
10.49    Amendment to Revolving Credit and Security Agreement dated
         February 28, 2000, between Warner Chilcott, Inc. and PNC
         Bank National Association (incorporated by reference to
         Exhibit 10.51 to Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 005-52501)).
12.1***  Statement of Ratio of Earnings to Fixed Charges
21.1***  Subsidiaries of the Registrant
23.1***  Consent of KPMG LLP
23.2***  Consent of KPMG LLP
23.3***  Consent of KPMG
23.4***  Consent of Kirkland & Ellis (included in Exhibit 5.1)

24.1*** Powers of Attorney (included in signature pages of original registration statement)
25.1***  Statement of Eligibility of Trustee on Form T-1
27.1     Financial Data Schedule (incorporated by reference to
         Exhibit 27.1 to Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 005-52501)).
99.1***  Form of Letter of Transmittal
99.2***  Form of Letter of Notice of Guaranteed Delivery
99.3***  Form of Tender Instructions


---------------

*** Previously filed.



 ** Filed herewith.